Exhibit 99.3

PRESS RELEASE

For Immediate Release

99 CENTS ONLY STORES LLC ANNOUNCES

EXCHANGE OFFER AND CONSENT SOLICITATION

RELATING TO 11% SENIOR NOTES DUE 2019

Los Angeles, California, November 7, 2017 — 99 Cents Only Stores LLC (the “Company”) today announced the launch of an exchange offer and consent solicitation (the “Exchange Offer”) to (i) exchange its existing 11% senior notes due 2019, of which there are currently $250 million aggregate principal amount outstanding (the “Existing Notes”), for either the Company’s newly issued (a) 13% All PIK Notes due 2023 (the “All PIK Notes”) or (b) 13% Cash/PIK Notes due 2023 (the “Cash/PIK Notes” and, together with the All PIK Notes, the “New Secured Notes”) at the election of each holder thereof and (ii) solicit consents to certain proposed amendments to the indenture governing the Existing Notes (the “Existing Indenture Amendments”), in each case, upon the terms and subject to the conditions as set forth in an Offering Memorandum and Consent Solicitation Statement dated November 7, 2017 (the “Offering Memorandum”) and a related Letter of Transmittal. The Exchange Offer is being made, and the New Secured Notes are being offered and issued only (a) in the United States to holders of Existing Notes who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) in a private transaction in reliance upon the exemption from the registration requirements of the Securities Act and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act (collectively, “Eligible Holders”).

As further described in the Offering Memorandum, Eligible Holders of Existing Notes who validly tender Existing Notes prior to 5:00 p.m., New York City time, on November 22, 2017 (the “Early Tender Date”), will receive, for each $1,000.00 principal amount of Existing Notes tendered, $1,000.00 principal amount of New Secured Notes, which includes an early tender premium of $30.00. Eligible Holders who validly tender after the Early Tender Date, but on or before the Expiration Date (as defined below), will receive, for each $1,000.00 principal amount of Existing Notes tendered, $970 principal amount of New Secured Notes. The Exchange Offer will expire at 11:59 p.m., New York City time, on December 7, 2017, unless extended or earlier terminated (the “Expiration Date”).

The New Secured Notes will be secured by a perfected security interest, subject to certain exceptions and permitted senior liens, on (i) substantially all of the Company’s and each guarantor’s tangible and intangible assets and (ii) the equity interests issued by the Company’s direct and indirect wholly-owned subsidiaries, as described in the Offering Memorandum. The New Secured Notes will be effectively senior to all of the Company’s existing and future unsecured indebtedness, including the Existing Notes, to the extent of the value of the collateral securing the New Secured Notes.

The Exchange Offer will be conditioned on the satisfaction, or the waiver by the Company, of certain conditions described in the Offering Memorandum.  The Company may amend or waive the conditions at any time, in its sole discretion, and may terminate, modify or withdraw the Exchange Offer at any time and for any reason, including if any of the conditions are not or will not be satisfied. The consummation of the Exchange Offer is not conditioned on a minimum aggregate principal amount of Existing Notes being tendered or the adoption of the Existing Indenture Amendments.

The settlement date for the Exchange Offer will occur promptly following the Expiration Date.

The New Secured Notes have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the

Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Secured Notes, nor shall there be any sale of the New Secured Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The Company is making the Exchange Offer only to Eligible Holders through, and pursuant to, the terms of the Offering Memorandum and related Letter of Transmittal. None of the Company, the dealer managers, the information agent, the exchange agent, the trustee with respect to the Existing Notes or the trustee with respect to the New Secured Notes or any affiliate of them makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Secured Notes in the Exchange Offer. Eligible Holders must make their own decision as to whether to tender Existing Notes in the Exchange Offer and, if so, the principal amount of Existing Notes to tender.

Documents relating to the Exchange Offer will only be distributed to Eligible Holders who properly complete and return a letter of eligibility confirming that they are within the category of eligible holders for this private exchange offer. Eligible Holders who desire a copy of the letter of eligibility should contact D.F. King & Co., Inc., the information agent for the Exchange Offer, at (877) 297-1747 (U.S. toll-free) or (212) 269-5550 (collect) or access the letter of eligibility at dfking.com/99cents.

About 99 Cents Only Stores

Founded in 1982, 99 Cents Only Stores LLC is the leading operator of extreme value stores in California and the Southwestern United States. The Company currently operates 391 stores located in California, Texas, Arizona and Nevada. 99 Cents Only Stores LLC offers a broad assortment of name brand and other attractively priced merchandise and compelling seasonal product offerings. For more information, visit www.99only.com.

Investor Contact:

Addo Investor Relations

Lasse Glassen

(424) 238-6249

lglassen@addoir.com

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The Company has included statements in this report that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein.  Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this release for reasons, among others, including (i) the ability of the Company to satisfy the conditions to the Exchange Offer, (ii) the availability of alternative transactions, (iii) general market conditions and (iv) those reasons discussed in the Offering Memorandum and the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 27, 2017. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.